Exhibit 10.1

TERMINATION AGREEMENT

This Termination Agreement (this “Agreement”), dated as of January 27, 2021 (the “Execution Date”), is entered into by and among Monitronics International, Inc., a Delaware corporation (the “Company”) and the Holders signatory to this Agreement (the “Holders”).

WHEREAS, the Company and the Holders constitute all of the parties to that certain registration rights agreement, dated as of August 30, 2019 (the “Registration Rights Agreement”);

WHEREAS, pursuant to Section 16(f) of the Registration Rights Agreement, no amendment, modification, or termination of the Registration Rights Agreement shall be binding upon any party thereto unless executed in writing by such party; and

WHEREAS, the Company and the Holders desire that the Registration Rights Agreement be terminated.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.The Registration Rights Agreement, and all rights and obligations of the parties thereunder, shall be terminated in their entirety immediately upon the execution of this Agreement on the Execution Date without any other action by or notice to any party hereto.

2.Each party hereby waives any and all claims and rights that it may have under the terms of the Registration Rights Agreement, whether now existing or hereafter arising from circumstances that exist as of the Execution Date.

3.This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to the choice of law principles thereof). This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement, and all signatures need not appear on any one counterpart.

[Signatures Follow]

COMPANY:

MONITRONICS INTERNATIONAL, INC.

By:	/s/ William E. Niles
Name: William E. Niles
Title: Chief Executive Officer

HOLDERS:

CRF3 INVESTMENTS I S.À R.L.

By:	/s/ Besar Muhameti
Name: Besar Muhameti
Title: Manager

CRF3 INVESTMENTS I S.À R.L.

By:	/s/ Quentin Leveque
Name: Quentin Leveque
Title: Manager

ALLIANCEBERNSTEIN L.P., on behalf of AB UNCONSTRAINED FUND, INC

By:	/s/ Paul A. Emerson
Name: Paul A. Emerson
Title: Assistant Secretary

ALLIANCEBERNSTEIN L.P., on behalf of AB SICAV I-MULTI-SECTOR CREDIT PORTFOLIO

By:	/s/ Paul A. Emerson
Name: Paul A. Emerson
Title: Assistant Secretary

ALLIANCEBERNSTEIN L.P., on behalf of AB SICAV I-US HIGH YIELD PORTFOLIO

By:	/s/ Paul A. Emerson
Name: Paul A. Emerson
Title: Assistant Secretary

ALLIANCEBERNSTEIN L.P., on behalf of AB SICAV I-GLOBAL INCOME PORTFOLIO

By:	/s/ Paul A. Emerson
Name: Paul A. Emerson
Title: Assistant Secretary

ALLIANCEBERNSTEIN L.P., on behalf of AB SICAV I - ALL MARKET INCOME PORTFOLIO

By:	/s/ Paul A. Emerson
Name: Paul A. Emerson
Title: Assistant Secretary

ALLIANCEBERNSTEIN L.P., on behalf of TEACHERS’ RETIREMENT SYSTEM OF LOUISIANA

By:	/s/ Paul A. Emerson
Name: Paul A. Emerson
Title: Assistant Secretary

ALLIANCEBERNSTEIN L.P., on behalf of KAISER FOUNDATION HOSPITALS

By:	/s/ Paul A. Emerson
Name: Paul A. Emerson
Title: Assistant Secretary

ALLIANCEBERNSTEIN L.P., on behalf of KAISER PERM GROUP TRUST

By:	/s/ Paul A. Emerson
Name: Paul A. Emerson
Title: Assistant Secretary

ALLIANCEBERNSTEIN L.P., on behalf of AB BOND FUND, INC - AB INCOME FUND

By:	/s/ Paul A. Emerson
Name: Paul A. Emerson
Title: Assistant Secretary

ALLIANCEBERNSTEIN L.P., on behalf of AB HIGH INCOME FUND, INC

By:	/s/ Paul A. Emerson
Name: Paul A. Emerson
Title: Assistant Secretary

ALLIANCEBERNSTEIN L.P., on behalf of ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC

By:	/s/ Paul A. Emerson
Name: Paul A. Emerson
Title: Assistant Secretary

ALLIANCEBERNSTEIN L.P., on behalf of AB FCP I-GLOBAL HIGH YIELD PORTFOLIO

By:	/s/ Paul A. Emerson
Name: Paul A. Emerson
Title: Assistant Secretary

ALLIANCEBERNSTEIN L.P., on behalf of THE STATE OF CONNECTICUT

By:	/s/ Paul A. Emerson
Name: Paul A. Emerson
Title: Assistant Secretary

ALLIANCEBERNSTEIN L.P., on behalf of AB COLLECTIVE INVESTMENT TRUST SERIES - AB US HIGH YIELD COLLECTIVE TRUST

By:	/s/ Paul A. Emerson
Name: Paul A. Emerson
Title: Assistant Secretary

ALLIANCEBERNSTEIN L.P., on behalf of AB BOND FUND, INC. - AB FLEXFEE HIGH YIELD PORTFOLIO

By:	/s/ Paul A. Emerson
Name: Paul A. Emerson
Title: Assistant Secretary

ALLIANCEBERNSTEIN L.P., on behalf of THE AB PORTFOLIOS - AB ALL MARKET TOTAL RETURN PORTFOLIO

By:	/s/ Paul A. Emerson
Name: Paul A. Emerson
Title: Assistant Secretary

BRIGADE LEVERAGED CAPITAL STRUCTURES FUND LTD

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

MEDIOLANUM BEST BRANDS

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

SC CREDIT OPPS MANDATE, LLC

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

PANTHER BCM LLC

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

FUTURE DIRECTIONS CREDIT OPPORTUNITIES FUND

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

THE COCA-COLA COMPANY MASTER RETIREMENT TRUST

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

GIC PRIVATE LIMITED

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

ILLINOIS STATE BOARD OF INVESTMENT

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

BRIGADE CREDIT FUND II LTD.

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

BIG RIVER GROUP FUND SPC LLC

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

SEI INSTITUTIONAL MANAGED TRUST - MULTI-STRATEGY ALTERNATIVE FUND

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

BIG RIVER GROUP FUND SPC LLC

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

SEI INSTITUTIONAL MANAGED TRUST - MULTI-STRATEGY ALTERNATIVE FUND

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

SEI INSTITUTIONAL MANAGED TRUST - HIGH YIELD BOND FUND

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

SEI INSTITUTIONAL INVESTMENTS TRUST - HIGH YIELD BOND FUND

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

TCORPIM HIGH YIELD FUND

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

SAS TRUSTEE CORPORATION

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

U.S. HIGH YIELD BOND FUND

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

SEI GLOBAL MASTER FUND PLC THE SEI HIGH YIELD FIXED INCOME FUND

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

JPMORGAN FUNDS - MULTI-MANAGER ALTERNATIVES FUND

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

JPMORGAN CHASE RETIREMENT PLAN BRIGADE

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

NEW YORK CITY FIRE DEPARTMENT PENSION FUND, SUBCHAPTER TWO

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

LOS ANGELES COUNTY EMPLOYEES RETIREMENT ASSOCIATION

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

ST. JAMES’S PLACE DIVERSIFIED BOND UNIT TRUST

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

FCA US LLC MASTER RETIREMENT TRUST

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

FCA CANADA INC. ELECTED MASTER TRUST

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

NORTHROP GUMMAN PENSION MASTER TRUST

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

TEACHERS’ RETIREMENT SYSTEM OF THE CITY OF NEW YORK

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

NEW YORK CITY POLICE PENSION FUND, SUBCHAPTER 2

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

BRIGADE DIVERSIFIED CREDIT CIT

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

GOLDMAN SACHS TRUST II - GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

FEDEX CORPORATION EMPLOYEES’ PENSION TRUST

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

DELTA MASTER TRUST

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

CITY OF PHOENIX EMPLOYEES’ RETIREMENT PLAN

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

BLUE FALCON LIMITED

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: CFO of Investment Manager

ENSIGN PEAK ADVISORS, INC.

By:	/s/ Conrad Flake
Name: Conrad Flake
Title: Senior Portfolio Manager